ASSETS AND LIABILITIES CLASSIFIED AS HELD FOR SALE	6 Months Ended
Jun. 30, 2021
Disclosure of detailed information about assets and liabilities classified as held for sale [Abstract]
Disclosure of detailed information about assets and liabilities classified as held for sale [Text Block]	ASSETS AND LIABILITIES CLASSIFIED AS HELD FOR SALE
In February 2021, Brookfield Infrastructure, alongside institutional partners (collectively the “Enwave U.S. consortium”), agreed to the sale of its U.S. district energy operation. As a result, the assets and liabilities of the business were classified as held for sale as at June 30, 2021.
The major classes of assets and liabilities of the business classified as held for sale are as follows:

US$ MILLIONS	June 30, 2021
Assets
Cash and cash equivalents	$6
Accounts receivable and other current assets	45
Current assets	51
Property, plant and equipment	1,058
Goodwill and other non-current assets	47
Total assets classified as held for sale	$1,156

Liabilities
Accounts payable and other liabilities	$203
Deferred income tax liability	183
Non-recourse borrowings	473
Total liabilities associated with assets held for sale	859
Net assets classified as held for sale	$297
On July 16, 2021, Brookfield Infrastructure, completed the sale of its 40% interest in its U.S. district energy operation for total consideration of approximately $0.6 billion (Enwave U.S. consortium total of $1.5 billion). On disposition, the partnership’s share of accumulated revaluation surplus of approximately $150 million was reclassified from accumulated other comprehensive income directly to retained earnings.